UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      June 24, 2005

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) previously served as the independent registered public accountants for Marlin Business Services Corp. (the “Company”).  On June 24, 2005, the Company’s Audit Committee dismissed KPMG as the Company’s independent registered public accountants and approved the engagement of Deloitte & Touche LLP (“Deloitte”), effective June 24, 2005, to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2005.  The dismissal of KPMG and the appointment of Deloitte were approved by the Audit Committee of the Board of Directors of the Company.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through June 24, 2005, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2004, KPMG advised that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of a material weakness identified in management’s assessment.  Management concluded that a material weakness existed in the Company’s controls over the selection and application of accounting policies. Specifically, the Company had misapplied generally accepted accounting principles (GAAP) as they pertain to the timing of recognition of interim rental income.  Accordingly, on March 15, 2005, the Company restated its previously issued financial statements to correct for this error.  The Audit Committee discussed the subject matter of the material weakness with KPMG, and the Company has authorized KPMG to respond fully to the inquiries of Deloitte concerning the material weakness.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of the material weakness mentioned above.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter, dated June 27, 2005, from KPMG is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through June 24, 2005, the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

Item 9.01.     Financial Statements and Exhibits.

(c)          Exhibits.

16.1       Letter of KPMG LLP to the Securities and Exchange Commission dated June 27, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

(Registrant)

Date June 29, 2005

/s/ GEORGE D. PELOSE

George D. Pelose
Senior Vice President & General Counsel

INDEX TO EXHIBITS

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated June 27, 2005.